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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of PDF Solutions, Inc. on Form S-8, of our reports dated January 18, 2002, appearing in the Annual Report on Form 10-K of PDF Solutions, Inc. filed with the Securities and Exchange Commission on April 1, 2002 (File No. 000-31311).

/s/ DELOITTE & TOUCHE LLP

San Jose, California
January 9, 2003